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EXHIBIT 16
Persons Controlled by or Under Common
Control with the Depositor or Registrant


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                                                      ITT Hartford Group, Inc..
                                                             (Delaware)
                                                                  |
                                                   Hartford Fire Insurance Company
                                                            (Connecticut)
                                                                  |
                                               Hartford Accident and Indemnity Company
                                                            (Connecticut)
                                                                  |
                                            Hartford Life and Accident Insurance Company
                                                            (Connecticut)
                                                                  |
                                                                  |
                                                                  |
                                                                  |
                                                                  |
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                              Alpine Life         Hartford Financial  Hartford Life       American Maturity
                              Insurance Company   Services Life       Insurance Company   Life Insurance
                              (New Jersey)        Insurance Co.       (Connecticut)       Company
                                                  (Connecticut)    |                      (Connecticut)
                                                                   |
                                                                   |
                                                                   |
                                                                   |
                    ---------------------------------------------------------------------------------------------------
                    ITT Hartford        ITT Hartford        The Hartford        Hartford            Hartford Securities
                    Life and Annuity    International Life  Investment          Equity Sales        Distribution
                    Insurance Company   Reassurance Corp    Management Co.      Company, Inc.       Company, Inc.
                    (Connecticut)       (Connecticut)       (Connecticut)       (Connecticut)       (Connecticut)
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